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                         [Exhibit 23.5]



                  Independent Auditors' Consent
                  -----------------------------

The Board of Directors and Stockholders
Roosevelt Financial Group, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading
"Experts" in the prospectus.

                                            /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
January 21, 1997